EXHIBIT 24

FORM OF POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of PIEDMONT NATURAL GAS COMPANY, INC., a corporation organized under the laws of the State of North Carolina, does hereby make, constitute and appoint Kim R. Cocklin, their true and lawful attorney-in-fact, with full power of substitution, to (i) execute, deliver and file, on their behalf and in their name and in their capacity as set forth below, a Registration Statement on Form S-8 with the Securities and Exchange Commission under the Securities Act of 1933, as amended, together with any and all exhibits thereto and any and all other documents in support thereof or supplemental thereto, with respect to the registration of 1,500,000 shares of Company Common Stock for the Company’s Incentive Compensation Plan, and (ii) execute any and all applications, registration statements, notices and other documents necessary or advisable to comply with applicable state securities and blue sky laws and regulations, and to file the same together with all other exhibits and documents in connection therewith, with the appropriate state securities and blue sky authorities; and does hereby grant to said attorney-in-fact power and authority to do and perform each and every act and thing whatsoever as said attorney-in-fact may deem necessary or advisable to carry out fully the intent of this instrument, to the same extent and with the same effect as the undersigned might or could do personally, or in their capacity as set forth below; and the undersigned does hereby ratify and confirm all acts and things which said attorney-in-fact may do or cause to be done by virtue of this instrument.

IN WITNESS WHEREOF, the undersigned has hereunto set their hand this      day of                     , 2006.

Director
STATE OF

COUNTY OF

This is to certify that before me personally came                                  known to me to be the individual described in and who executed the foregoing Power of Attorney, and the undersigned Notary Public duly acknowledged that this person executed this document, this      day of                     , 2006.

Notary Public
My commission expires: